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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2004
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                                FOOT LOCKER, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


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
       1-10299                                            13-3513936
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(Commission File Number)                    (IRS Employer Identification Number)


112 West 34th Street, New York, New York                          10120
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(Address of Principal Executive Offices)                       (Zip Code)
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                                 (212-720-3700)
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Apointment of Principal Officers.

                  (d) On November 17, 2004, the Company announced that its Board of Directors had elected Alan D. Feldman a director of the Company, effective as of February 1, 2005, to serve until the 2005 annual meeting of shareholders. The Board also appointed Mr. Feldman as a member of the Finance and Strategic Planning Committee, effective as of February 1, 2005. In electing Mr. Feldman a director of the Company, the Board of Directors determined that he is independent under the rules of The New York Stock Exchange.

                  A copy of the press release concerning the election of Mr. Feldman is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.


Item 8.01.        Other Events.

                  On November 17, 2004, the Company announced that its Board of Directors declared a quarterly cash dividend on the Company's Common Stock of seven and one-half cents ($0.075) per share, which will be payable on January 28, 2005 to shareholders of record on January 14, 2005. This dividend represents a 25 percent increase over the Company's previous quarterly per share amount.



Item 9.01.        Financial Statements and Exhibits.

                  (c)   Exhibits

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
                  99.1 Press Release of Foot Locker, Inc. dated November 17, 2004 reporting the election of Alan D. Feldman to the Board of Directors effective as of February 1, 2005.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOOT LOCKER, INC.
                                        -------------------------------------
                                            (Registrant)


Date:  November 18, 2004                By: /s/ Gary M. Bahler
                                            --------------------------------
                                            Gary M. Bahler
                                            Senior Vice President,
                                            General Counsel and Secretary